Exhibit 99.2

The PMI Group, Inc.

Fourth Quarter 2009

Financial Supplement

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2009

THE PMI GROUP, INC. AND SUBSIDIARIES

FINANCIAL RESULTS AND STATISTICAL INFORMATION FOR THE PERIOD ENDED DECEMBER 31, 2009

Notes to Financial Results and Statistical Information:

(1)	Effective January 1, 2008, The PMI Group, Inc. (the “Company”) adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures, previously SFAS No. 157, and the fair value option outlined in FASB ASC Topic 825 Financial Instruments, previously SFAS No. 159. The Company elected to adopt the fair value option for certain corporate debt on the adoption date. The Company’s net loss included a $34.0 million and $16.5 million gain for the three months and year ended December 31, 2009, respectively, related to fair value adjustments for these debt instruments.

(2)	The Company impaired its investment in Financial Guaranty Insurance Company (“FGIC”) in the first quarter of 2008 and reduced the carrying value of its investment in FGIC to zero. This reduction resulted in an $88.0 million net realized investment loss in the consolidated statement of operations and $15.6 million loss in other comprehensive income in the first quarter of 2008. Effective December 31, 2009, FGIC results are included in the Corporate and Other segment. At September 30, 2008, the carrying value of our investment in RAM Reinsurance Company, Ltd. (“RAM Re”) was $6.5 million. During the fourth quarter of 2008, we recognized equity in losses from RAM Re of $6.5 million which decreased our investment in RAM Re to zero. Due to the Company’s impairment of its investments in FGIC and RAM Re to zero in the first and fourth quarters of 2008, respectively, the Company did not recognize any equity in earnings (losses) from FGIC in 2008 and 2009 and RAM Re in 2009. The Company sold its investment in RAM Re in the fourth quarter of 2009.

(3)	Other underwriting and operating expenses in the International segment include severance costs related to the reconfiguration of PMI Europe.

(4)	For the three months and year ended December 31, 2009, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”) and certain limited partnership interests. For the three months and year ended December 31, 2008, the Company’s equity in earnings (losses) from unconsolidated subsidiaries include CMG Mortgage Insurance Company, CMG Mortgage Reinsurance Company and CMG Mortgage Assurance Company (collectively, “CMG MI”), RAM Re and certain limited partnership interests.

(5)	Due to the net loss in the quarter ended and year ended December 31, 2009 and 2008, normally dilutive components of shares outstanding such as stock options were not included in fully diluted shares outstanding as their inclusion would have been anti-dilutive.

(6)	U.S. Mortgage Insurance Operations segment includes the operating results of PMI Mortgage Insurance Co. and affiliated U.S. mortgage insurance and reinsurance companies (collectively, “PMI”). CMG Mortgage Insurance Company and its affiliates are accounted for under the equity method of accounting and their operating results are in equity in earnings from unconsolidated subsidiaries.

(7)	International Operations segment includes PMI Europe, PMI Canada and results from PMI Australia and PMI Asia which are reported as discontinued operations for all periods presented due to their sale in 2008.

(8)	Effective December 31, 2009 the Company combined its Corporate and Other and Financial Guaranty segments into Corporate and Other segment for all periods presented. The Corporate and Other segment includes other income and related operating expenses of PMI Mortgage Services Co.’s investment income, change in fair value of certain debt instruments, interest expense, intercompany eliminations and corporate expenses of the Company; the results of PMI Mortgage Assurance Company, formerly Commercial Loan Insurance Co., WMAC Credit Insurance Corporation, equity in earnings (losses) from certain limited partnerships and our equity investments in FGIC and RAM Re. PMI Guaranty Co.’s (“PMI Guaranty”) operating results are reported as discontinued operations for all periods presented. The Company merged PMI Guaranty into its U.S. Mortgage Insurance Operations during the fourth quarter of 2008. See Note 2 above for discussion on impairment of the Company’s investments in RAM Re and FGIC.

(9)	The loss ratio is expressed as a ratio of losses and loss adjustment expenses (“LAE”) from continuing operations to premiums earned from continuing operations. The expense ratio is expressed as a ratio of the sum of amortization of deferred policy acquisition costs and other underwriting and operating expenses from continuing operations to net premiums written from continuing operations.

(10)	Pool insurance includes modified pool, GSE pool, old pool and all other pool insurance products for U.S. Mortgage Insurance Operations. As of June 30, 2008, we adjusted pool risk in force to appropriately reflect the effect of loan repayments on risk limits. Further beginning March 31, 2009, pool risk in force has been adjusted to reflect reserves established on pool which has the effect of reducing the risk layer.

(11)	Loss severity is, for a given period, initial claims paid as a percentage of the total risk in force of loans for which claims were paid. Initial claims paid does not include supplemental and other payments.

(12)	PMI’s persistency rate was calculated based upon the percentage of primary insurance in force at the beginning of a 12-month period that remains in force at the end of that period.

(13)	The statutory risk-to-capital ratio is for PMI Mortgage Insurance Co. only. As of March 31, 2009, the Company adjusted its statutory risk-to-capital ratio based on recent regulatory clarification to exclude risk in force for which a loss reserve has been established.

(14)	The excess minimum policyholders position is the surplus above the required minimum policyholders position. The excess minimum policyholders position is for PMI Mortgage Insurance Co. only.

(15)	As of data, such as insurance in force, risk in force, policy in force and loans in default, are the same as the recent period end in the total column.

(16)	As of September 30, 2009, the Company reclassified ceded claims paid from pool claims paid to primary claims paid and is now included in ‘Ceded claims, supplemental and other’ for all periods presented. Included in Ceded claims, supplemental and other is $3.3 million and $34.0 million for the years ended December 31, 2009 and 2008, respectively, recovered from captive trust accounts due to the termination of captive agreements. The calculation of average claim size excludes recovered amounts from captive trust accounts.

Note:	The interim financial and statistical information contained in this material is unaudited. Certain prior periods’ information has been reclassified to conform to the current periods’ presentation.

The PMI Group, Inc.’s Investor Relations contacts:

Bill Horning	Kosta Karmaniolas, CFA
Vice President, Investor Relations and Corporate Capital Management and Analysis	Director, Investor Relations and Corporate Capital Management and Analysis
(925) 658-6193	(925) 658-6137

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended December 31,		Year Ended December 31,
	2009	2008	2009	2008
	(Unaudited)		(Unaudited)	(Audited)
	(Dollars and shares in thousands, except per share data)
Net premiums written	$156,126	$177,543	$678,058	$768,895

Revenues
Premiums earned	$170,575	$184,122	$716,841	$786,159
Net gain (loss) from credit default swaps	7,574	(11,714)	31,581	(11,275)
Net investment income	29,465	31,552	119,166	138,377
Net realized investment gains (losses)	8,209	(26,348)	37,471	(48,342)
Change in fair value of certain debt instruments (1)	34,000	11,647	16,522	123,595
Impairment of unconsolidated subsidiaries (2)	—	—	—	(90,868)
Other income	—	1,722	2,328	10,141

Total revenues	249,823	190,981	923,909	907,787

Losses and expenses
Losses and loss adjustment expenses	556,189	404,457	1,756,755	1,899,264
Amortization of deferred policy acquisition costs	6,532	4,512	17,781	18,285
Other underwriting and operating expenses (3)	40,869	58,606	155,211	218,583
Interest expense	10,092	11,309	43,013	41,007

Total losses and expenses	613,682	478,884	1,972,760	2,177,139

Loss before equity in losses from unconsolidated subsidiaries and income taxes	(363,859)	(287,903)	(1,048,851)	(1,269,352)
Equity in losses from unconsolidated subsidiaries (4)	(3,804)	(5,972)	(12,019)	(51,802)

Loss from continuing operations before income taxes	(367,663)	(293,875)	(1,060,870)	(1,321,154)
Income tax benefit from continuing operations	(139,480)	(112,882)	(406,879)	(433,966)

Loss from continuing operations	(228,183)	(180,993)	(653,991)	(887,188)
Income (loss) from discontinued operations, net of taxes	—	2,148	(5,335)	(41,320)

Net loss	$(228,183)	$(178,845)	$(659,326)	$(928,508)

Diluted loss from continuing operations per share	$(2.76)	$(2.22)	$(7.94)	$(10.90)
Diluted income (loss) from discontinued operations per share	—	0.03	(0.07)	(0.50)

Diluted net loss per share	$(2.76)	$(2.19)	$(8.01)	$(11.40)

Share data:
Basic weighted average common shares outstanding	82,577	81,661	82,317	81,423
Stock options and other dilutive components (5)	—	—	—	—

Diluted weighted average common shares outstanding (5)	82,577	81,661	82,317	81,423

THE PMI GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2009	December 31, 2008
	(Unaudited)	(Audited)
	(Dollars and shares in thousands, except per share data)
Assets
Investments:
Fixed income securities	$2,355,188	$1,997,466
Equity securities:
Common	29,090	5,593
Preferred	186,023	216,256
Short term investments	2,232	2,280

Total investments	$2,572,533	$2,221,595
Cash and cash equivalents	686,891	1,483,313
Investments in unconsolidated subsidiaries	139,775	150,377
Reinsurance recoverables	703,550	482,678
Deferred policy acquisition costs	41,289	34,791
Property, equipment and software, net of accumulated depreciation and amortization	101,893	125,346
Other assets	392,548	326,299

Total assets	$4,638,479	$4,824,399

Liabilities
Reserve for losses and loss adjustment expenses	$3,250,100	$2,709,286
Unearned premiums	72,089	111,656
Debt	389,991	481,764
Other liabilities	199,212	243,468

Total liabilities	3,911,392	3,546,174
Shareholders’ equity
Common stock	1,193	1,193
Additional paid-in capital, treasury stock and retained earnings	660,486	1,312,711
Accumulated other comprehensive income (loss), net of deferred taxes	65,408	(35,679)

Total shareholders’ equity	727,087	1,278,225

Total liabilities and shareholders’ equity	$4,638,479	$4,824,399

Basic shares issued and outstanding	82,580	81,688

Book value per share	$8.80	$15.65

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - THREE MONTHS ENDED DECEMBER 31, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Corporate and Other (8)	Consolidated Total
	Three Months Ended December 31, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$163,424	$(7,298)	$—	$156,126

Revenues
Premiums earned	$168,611	$1,962	$2	$170,575
Net gain from credit default swaps	—	7,574	—	7,574
Net investment income	27,553	1,603	309	29,465
Net realized investment gains (losses)	9,004	(795)	—	8,209
Change in fair value of certain debt instruments (1)	—	—	34,000	34,000
Other (loss) income	(1)	1	—	—

Total revenues	205,167	10,345	34,311	249,823

Losses and expenses
Losses and loss adjustment expenses	549,423	6,766	—	556,189
Amortization of deferred policy acquisition costs	4,944	1,588	—	6,532
Other underwriting and operating expenses	31,359	2,308	7,202	40,869
Interest expense	11	—	10,081	10,092

Total losses and expenses	585,737	10,662	17,283	613,682

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(380,570)	(317)	17,028	(363,859)
Equity in losses from unconsolidated subsidiaries (4)	(3,669)	—	(135)	(3,804)

(Loss) income from continuing operations before income taxes	(384,239)	(317)	16,893	(367,663)
Income tax (benefit) expense from continuing operations	(142,254)	2,609	165	(139,480)

Net (loss) income	$(241,985)	$(2,926)	$16,728	$(228,183)

Loss ratio (9)	325.9%
Expense ratio (9)	22.2%
Combined ratio	348.1%

	Three Months Ended December 31, 2008 (Unaudited)
	(Dollars in thousands)
Net premiums written	$175,658	$1,875	$10	$177,543

Revenues
Premiums earned	$180,919	$3,192	$11	$184,122
Net loss from credit default swaps	—	(11,714)	—	(11,714)
Net investment income	28,633	850	2,410	31,893
Net realized investment losses	(25,451)	(1,237)	(1)	(26,689)
Change in fair value of certain debt instruments (1)	—	—	11,647	11,647
Other income (loss)	6	(23)	1,739	1,722

Total revenues (expenses)	184,107	(8,932)	15,806	190,981

Losses and expenses
Losses and loss adjustment expenses	398,010	6,447	—	404,457
Amortization of deferred policy acquisition costs	4,129	383	—	4,512
Other underwriting and operating expenses	52,237	12,216	(5,847)	58,606
Interest expense	25	—	11,284	11,309

Total losses and expenses	454,401	19,046	5,437	478,884

(Loss) income before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(270,294)	(27,978)	10,369	(287,903)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	675	—	(6,647)	(5,972)

(Loss) income from continuing operations before income taxes	(269,619)	(27,978)	3,722	(293,875)
Income tax (benefit) expense from continuing operations	(95,525)	2,242	(19,599)	(112,882)

(Loss) income from continuing operations	(174,094)	(30,220)	23,321	(180,993)

Income (loss) from discontinued operations, net of taxes	—	3,655	(1,507)	2,148

Net (loss) income	$(174,094)	$(26,565)	$21,814	$(178,845)

Loss ratio (9)	220.0%
Expense ratio (9)	32.1%
Combined ratio	252.1%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS RESULTS OF OPERATIONS - YEAR ENDED DECEMBER 31, 2009 AND 2008

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Corporate and Other (8)	Consolidated Total
	Year Ended December 31, 2009 (Unaudited)
	(Dollars in thousands)
Net premiums written	$685,382	$(7,328)	$4	$678,058

Revenues
Premiums earned	$705,940	$10,880	$21	$716,841
Net gain from credit default swaps	—	31,581	—	31,581
Net investment income	110,730	5,074	3,362	119,166
Net realized investment gains (losses)	40,227	(2,737)	(19)	37,471
Change in fair value of certain debt instruments (1)	—	—	16,522	16,522
Other (loss) income	(38)	(13)	2,379	2,328

Total revenues	856,859	44,785	22,265	923,909

Losses and expenses
Losses and loss adjustment expenses	1,740,691	16,064	—	1,756,755
Amortization of deferred policy acquisition costs	15,238	2,543	—	17,781
Other underwriting and operating expenses	128,097	11,081	16,033	155,211
Interest expense	55	—	42,958	43,013

Total losses and expenses	1,884,081	29,688	58,991	1,972,760

(Loss) income before equity in losses from unconsolidated subsidiaries and income taxes	(1,027,222)	15,097	(36,726)	(1,048,851)
Equity in losses from unconsolidated subsidiaries (4)	(11,452)	—	(567)	(12,019)

(Loss) income from continuing operations before income taxes	(1,038,674)	15,097	(37,293)	(1,060,870)
Income tax benefit from continuing operations	(382,726)	(2,645)	(21,508)	(406,879)

(Loss) income from continuing operations	(655,948)	17,742	(15,785)	(653,991)

Loss from discontinued operations, net of taxes	—	(5,335)	—	(5,335)

Net (loss) income	$(655,948)	$12,407	$(15,785)	$(659,326)

Loss ratio (9)	246.6%
Expense ratio (9)	20.9%
Combined ratio	267.5%

	Year Ended December 31, 2008 (Audited)
	(Dollars in thousands)
Net premiums written	$750,627	$18,233	$35	$768,895

Revenues
Premiums earned	$772,173	$13,942	$44	$786,159
Net loss from credit default swaps	—	(11,275)	—	(11,275)
Net investment income	115,219	13,237	10,245	138,701
Net realized investment (losses) gains	(47,600)	(63)	(1,003)	(48,666)
Change in fair value of certain debt instruments (1)	—	—	123,595	123,595
Impairment of unconsolidated subsidiaries	—	—	(90,868)	(90,868)
Other (loss) income	(351)	5	10,487	10,141

Total revenues	839,441	15,846	52,500	907,787

Losses and expenses
Losses and loss adjustment expenses	1,835,720	63,544	—	1,899,264
Amortization of deferred policy acquisition costs	15,586	2,699	—	18,285
Other underwriting and operating expenses	123,368	39,903	55,312	218,583
Interest expense	139	—	40,868	41,007

Total losses and expenses	1,974,813	106,146	96,180	2,177,139

Loss before equity in earnings (losses) from unconsolidated subsidiaries and income taxes	(1,135,372)	(90,300)	(43,680)	(1,269,352)
Equity in earnings (losses) from unconsolidated subsidiaries (4)	6,456	—	(58,258)	(51,802)

Loss from continuing operations before income taxes	(1,128,916)	(90,300)	(101,938)	(1,321,154)
Income tax benefit from continuing operations	(419,371)	(3,264)	(11,331)	(433,966)

Loss from continuing operations	(709,545)	(87,036)	(90,607)	(887,188)

Loss from discontinued operations, net of taxes	—	(17,200)	(24,120)	(41,320)

Net loss	$(709,545)	$(104,236)	$(114,727)	$(928,508)

Loss ratio (9)	237.7%
Expense ratio (9)	18.5%
Combined ratio	256.2%

THE PMI GROUP, INC. AND SUBSIDIARIES

BUSINESS SEGMENTS BALANCE SHEETS

	U.S. Mortgage Insurance Operations (6)	International Operations (7)	Corporate and Other (8)	Consolidated Total
	December 31, 2009 (Unaudited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,195,750	$143,599	$15,839	$2,355,188
Equity securities:
Common	29,090	—	—	29,090
Preferred	186,023	—	—	186,023
Short term investments	999	23	1,210	2,232

Total investments	$2,411,862	$143,622	$17,049	$2,572,533
Cash and cash equivalents	567,821	47,353	71,717	686,891
Investments in unconsolidated subsidiaries	124,826	—	14,949	139,775
Reinsurance recoverables	703,550	—	—	703,550
Deferred policy acquisition costs	41,289	—	—	41,289
Property, equipment and software, net of accumulated depreciation and amortization	35,606	27	66,260	101,893
Other assets	320,483	11,755	60,310	392,548

Total assets	$4,205,437	$202,757	$230,285	$4,638,479

Liabilities
Reserve for losses and loss adjustment expenses	$3,213,735	$36,365	$—	3,250,100
Unearned premiums	61,758	10,328	3	72,089
Debt	—	—	389,991	389,991
Other liabilities (assets)	169,032	38,483	(8,303)	199,212

Total liabilities	3,444,525	85,176	381,691	3,911,392

Shareholders’ equity (deficit)	760,912	117,581	(151,406)	727,087

Total liabilities and shareholders’ equity	$4,205,437	$202,757	$230,285	$4,638,479

	December 31, 2008 (Audited)
	(Dollars in thousands)
Assets
Investments:
Fixed income securities	$1,722,432	$139,804	$135,230	$1,997,466
Equity securities:			—
Common	5,593	—	—	5,593
Preferred	216,256	—	—	216,256
Short term investments	980	—	1,300	2,280

Total investments	$1,945,261	$139,804	136,530	$2,221,595
Cash and cash equivalents	1,239,490	124,518	119,305	1,483,313
Investments in unconsolidated subsidiaries	135,082	—	15,295	150,377
Reinsurance recoverables	482,678	—	—	482,678
Deferred policy acquisition costs	32,317	2,474	—	34,791
Property, equipment and software, net of accumulated depreciation and amortization	48,365	948	76,033	125,346
Other assets	268,031	14,424	43,844	326,299

Total assets	$4,151,224	$282,168	$391,007	$4,824,399

Liabilities
Reserve for losses and loss adjustment expenses	$2,624,504	$84,782	$—	$2,709,286
Unearned premiums	86,187	25,449	20	111,656
Debt	—	—	481,764	481,764
Other liabilities (assets)	190,348	78,436	(25,316)	243,468

Total liabilities	2,901,039	188,667	456,468	3,546,174

Shareholders’ equity (deficit)	1,250,185	93,501	(65,461)	1,278,225

Total liabilities and shareholders’ equity	$4,151,224	$282,168	$391,007	$4,824,399

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS SEGMENT (6) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009					2008
Income Statement Components - Quarter Ended	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)					(Dollars in thousands)
Revenues
Premiums written:
Gross premiums written	$217,476	$224,242	$232,033	$245,759	$919,510	$243,883	$249,423	$251,677	$262,870	$1,007,853
Ceded and refunded premiums, net of assumed premiums	(54,052)	(56,799)	(61,813)	(61,464)	(234,128)	(68,225)	(75,515)	(55,614)	(57,872)	(257,226)

Net premiums written	163,424	167,443	170,220	184,295	685,382	175,658	173,908	196,063	204,998	750,627
Change in unearned premiums	5,187	6,094	7,958	1,319	20,558	5,261	5,887	7,572	2,826	21,546

Premiums earned	$168,611	$173,537	$178,178	$185,614	$705,940	$180,919	$179,795	$203,635	$207,824	$772,173
Net investment income	27,553	26,478	28,929	27,770	110,730	28,633	29,331	29,255	28,000	115,219
Net realized investment gains (losses)	9,004	11,828	23,663	(4,268)	40,227	(25,451)	(50,800)	(12,900)	41,551	(47,600)
Other (loss) income	(1)	1	12	(50)	(38)	6	(190)	(91)	(76)	(351)

Total revenues	205,167	211,844	230,782	209,066	856,859	184,107	158,136	219,899	277,299	839,441

Losses and expenses
Losses and loss adjustment expenses	549,423	334,593	476,829	379,846	1,740,691	398,010	348,201	552,476	537,033	1,835,720
Amortization of deferred policy acquisition costs	4,944	3,837	3,432	3,025	15,238	4,129	3,387	3,819	4,251	15,586
Other underwriting and operating expenses	31,359	30,437	32,781	33,520	128,097	52,237	24,633	24,159	22,339	123,368
Interest expense	11	12	16	16	55	25	53	29	32	139

Total losses and expenses	585,737	368,879	513,058	416,407	1,884,081	454,401	376,274	580,483	563,655	1,974,813

Loss before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	(380,570)	(157,035)	(282,276)	(207,341)	(1,027,222)	(270,294)	(218,138)	(360,584)	(286,356)	(1,135,372)
Equity in (losses) earnings from unconsolidated subsidiaries	(3,669)	(4,268)	(1,221)	(2,294)	(11,452)	675	(85)	2,986	2,880	6,456

Loss before income taxes	(384,239)	(161,303)	(283,497)	(209,635)	(1,038,674)	(269,619)	(218,223)	(357,598)	(283,476)	(1,128,916)
Income tax benefit	(142,254)	(50,683)	(107,720)	(82,069)	(382,726)	(95,525)	(81,108)	(131,739)	(110,999)	(419,371)

Net loss	$(241,985)	$(110,620)	$(175,777)	$(127,566)	$(655,948)	$(174,094)	$(137,115)	$(225,859)	$(172,477)	$(709,545)

Loss ratio (9)	325.9%	192.8%	267.6%	204.6%	246.6%	220.0%	193.7%	271.3%	258.4%	237.7%
Expense ratio (9)	22.2%	20.5%	21.3%	19.8%	20.9%	32.1%	16.1%	14.3%	13.0%	18.5%
Combined ratio	348.1%	213.3%	288.9%	224.4%	267.5%	252.1%	209.8%	285.6%	271.4%	256.2%

Balance Sheet Components - As of Quarter End	12/31/2009	9/30/2009	6/30/2009	3/31/2009		12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments:
Fixed income securities	$2,195,750	$2,441,616	$2,044,222	$1,917,378		$1,722,432	$1,726,032	$1,960,626	$1,746,902
Equity securities:
Common	29,090	21,822	11,679	3,303		5,593	9,883	10,927	14,159
Preferred	186,023	186,733	177,762	158,994		216,256	212,703	243,459	260,646
Short term investments	999	999	996	981		980	980	977	951

Total investments	$2,411,862	$2,651,170	$2,234,659	$2,080,656		$1,945,261	$1,949,598	$2,215,989	$2,022,658
Cash and cash equivalents	567,821	698,833	1,075,108	1,058,306		1,239,490	400,086	106,317	285,074
Investments in unconsolidated subsidiaries	124,826	132,025	132,271	134,646		135,082	132,584	135,580	133,664
Reinsurance recoverables	703,550	659,356	602,318	549,369		482,678	392,701	313,549	123,864
Deferred policy acquisition costs	41,289	40,677	38,895	37,034		32,317	28,091	22,532	15,992
Property, equipment and software, net of accumulated depreciation and amortization	35,606	40,567	45,535	51,191		48,365	60,000	70,330	73,832
Other assets	320,483	289,999	352,590	359,573		268,031	298,908	264,577	242,679

Total assets	$4,205,437	$4,512,627	$4,481,376	$4,270,775		$4,151,224	$3,261,968	$3,128,874	$2,897,763

Liabilities
Reserve for losses and loss adjustment expenses	$3,213,735	$3,138,261	$3,185,488	$2,854,797		$2,624,504	$2,349,651	$2,132,632	$1,589,253
Unearned premiums	61,758	67,286	73,786	86,480		86,187	90,007	96,739	104,674
Other liabilities	169,032	274,786	163,419	203,772		190,348	200,593	115,973	185,738

Total liabilities	3,444,525	3,480,333	3,422,693	3,145,049		2,901,039	2,640,251	2,345,344	1,879,665

Shareholders’ equity	760,912	1,032,294	1,058,683	1,125,726		1,250,185	621,717	783,530	1,018,098

Total liabilities and shareholders’ equity	$4,205,437	$4,512,627	$4,481,376	$4,270,775		$4,151,224	$3,261,968	$3,128,874	$2,897,763

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (1)

	2009					2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in millions)					(Dollars in millions)
New Insurance Written
Flow insurance written	$969	$1,176	$2,001	$4,847	$8,993	$5,725	$6,156	$4,364	$5,952	$22,197
Structured insurance written	—	—	—	1	1	24	67	184	167	442

Primary new insurance written	$969	$1,176	$2,001	$4,848	$8,994	$5,749	$6,223	$4,548	$6,119	$22,639

Primary new risk written	$207	$253	$426	$1,034	$1,920	$1,322	$1,413	$985	$1,417	$5,137
Pool new insurance written (10)	$—	$—	$—	$—	$—	$—	$—	$—	$274	$274
Pool new risk written (11)	$—	$—	$—	$—	$—	$—	$—	$—	$4	$4
Product mix as a % of primary new insurance written:
High LTV (above 97% LTV’s)	0%	0%	0%	0%	0%	0%	0%	4%	15%	5%
95.01% to 97% LTV’s	0%	0%	0%	1%	1%	3%	4%	5%	2%	3%
90.01% to 95% LTV’s	27%	29%	29%	30%	29%	31%	26%	22%	23%	26%
85.01% to 90% LTV’s	56%	54%	51%	48%	50%	52%	55%	49%	44%	50%
85% and below	17%	17%	20%	21%	20%	14%	15%	20%	16%	16%
Less than A quality loans	0%	0%	0%	0%	0%	0%	0%	1%	4%	1%
Alt-A loans	0%	0%	0%	0%	0%	0%	1%	8%	13%	5%
Interest only loans	0%	0%	0%	0%	0%	2%	5%	6%	8%	5%
Payment option ARMS	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
ARMs	0%	0%	0%	0%	0%	1%	1%	2%	2%	1%
Monthlies	87%	88%	89%	89%	88%	93%	92%	97%	98%	95%
Refinances	24%	29%	49%	54%	46%	25%	22%	41%	45%	33%
Structured transactions	0%	0%	0%	0%	0%	0%	1%	4%	3%	2%
Captive reinsurance arrangements
Percentage of flow NIW subject to captive reinsurance arrangements	0.0%	0.2%	0.7%	4.7%	2.7%	23.2%	19.6%	50.8%	68.4%	39.8%
Percentage of primary NIW subject to captive reinsurance arrangements	0.0%	0.2%	0.7%	4.7%	2.7%	23.1%	19.4%	48.7%	66.5%	39.0%
Percentage of primary IIF subject to captive reinsurance arrangements	45.9%	46.5%	46.9%	47.5%	45.9%	49.0%	50.0%	53.0%	53.0%	49.0%
Percentage of primary RIF subject to captive reinsurance arrangements	46.9%	47.5%	47.8%	48.3%	46.9%	49.5%	50.4%	53.1%	53.1%	49.5%

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (2)

2009	2008
12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
(Dollars in millions, except loan size)	(Dollars in millions, except loan size)
Primary Insurance and Risk in Force
Primary insurance in force
Flow	$98,135	$100,745	$103,367	$106,352	$106,147	$104,336	$103,626	$103,860
Structured transactions	15,559	16,187	16,852	17,545	18,118	18,806	19,525	20,403

Total	$113,694	$116,932	$120,219	$123,897	$124,265	$123,142	$123,151	$124,263

Primary risk in force
Flow	$24,138	$24,794	$25,458	$26,237	$26,329	$25,981	$25,983	$26,156
Structured transactions	3,656	3,805	3,963	4,129	4,276	4,458	4,650	4,896

Total	$27,794	$28,599	$29,421	$30,366	$30,605	$30,439	$30,633	$31,052

Pool risk in force (10)	$1,073	$1,292	$1,579	$1,853	$2,722	$2,762	$2,812	$3,443
Primary risk in force - credit score distribution
Flow
620 or above	94.4%	94.4%	94.3%	94.3%	94.1%	93.7%	93.4%	93.2%
619-575	4.4%	4.4%	4.5%	4.5%	4.6%	4.9%	5.1%	5.3%
574 or below	1.2%	1.2%	1.2%	1.2%	1.3%	1.4%	1.5%	1.5%
Structured transactions
620 or above	85.7%	85.8%	85.9%	86.0%	86.2%	86.2%	86.2%	86.2%
619-575	9.0%	9.0%	8.9%	8.8%	8.7%	8.7%	8.7%	8.7%
574 or below	5.3%	5.2%	5.2%	5.2%	5.1%	5.1%	5.1%	5.1%
Total
620 or above	93.3%	93.2%	93.1%	93.1%	93.0%	92.6%	92.4%	92.1%
619-575	5.0%	5.0%	5.1%	5.1%	5.2%	5.5%	5.6%	5.8%
574 or below	1.7%	1.8%	1.8%	1.8%	1.8%	1.9%	2.0%	2.1%
Primary average loan size (in thousands)
Flow	$161.9	$161.9	$161.8	$161.6	$160.3	$158.3	$157.0	$155.6
Structured transactions	$156.9	$157.5	$158.1	$158.9	$159.4	$159.9	$160.3	$160.8
Total	$161.2	$161.3	$161.2	$161.2	$160.2	$158.6	$157.5	$156.4
Loss severity (11) - primary (quarterly)
Flow	94.2%	94.2%	75.7%	83.6%	87.4%	100.7%	98.8%	95.7%
Structured transactions	89.1%	87.9%	63.9%	85.9%	91.9%	98.9%	98.2%	98.9%
Total	93.0%	92.7%	72.2%	84.3%	89.0%	100.0%	98.6%	96.9%
Persistency (12)
Primary persistency rate	84.3%	83.8%	82.3%	82.5%	82.2%	81.0%	79.6%	77.6%
Risk-to-capital ratio (13)	22 to 1	(A)	16.9 to 1	19.6 to 1	18.7 to 1	16.6 to 1	14.3 to 1	11.7 to 1	10.5 to 1
Excess minimum policyholders position (MPP) (14)	$64	(A)	$307.7	$185.3	$246.6	$423.8	$505.9	$611.6	$905.6

(A)	Preliminary

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS PORTFOLIO CHARACTERISTICS (3)

			12/31/2009		9/30/2009		12/31/2008
Policy Year As a Percentage of Primary Risk in Force (RIF)			Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total	Primary Risk in Force	Percent of Total
			(In millions)		(In millions)		(In millions)
Prior to 2000			$502	1.8%	$531	1.9%	$609	2.0%
2000			105	0.4%	109	0.4%	122	0.4%
2001			359	1.3%	377	1.3%	438	1.4%
2002			773	2.8%	820	2.9%	956	3.1%
2003			2,119	7.6%	2,221	7.8%	2,577	8.4%
2004			2,321	8.4%	2,417	8.4%	2,755	9.0%
2005			3,448	12.4%	3,582	12.5%	4,029	13.2%
2006			4,374	15.7%	4,559	15.9%	5,175	16.9%
2007			7,787	28.0%	8,019	28.0%	9,068	29.6%
2008			4,183	15.0%	4,318	15.1%	4,876	16.0%
2009			1,823	6.6%	1,646	5.8%	—	0.0%

Total			$27,794		$28,599		$30,605

			12/31/2009		9/30/2009		12/31/2008
			% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate	% of Primary RIF	Primary Default Rate
Top 10 States as a Percentage of Primary Risk in Force, (Ranking based on 12/31/09 RIF)
Florida			10.1%	41.1%	10.1%	38.2%	10.3%	27.8%
California			7.7%	36.7%	7.7%	34.3%	8.0%	24.7%
Texas			7.5%	13.0%	7.4%	11.7%	7.3%	9.4%
Illinois			5.2%	25.0%	5.2%	22.1%	5.2%	14.8%
Georgia			4.7%	23.2%	4.7%	20.7%	4.7%	14.6%
New York			4.0%	18.5%	4.0%	16.2%	3.9%	11.3%
Ohio			3.9%	18.0%	3.8%	16.7%	3.8%	13.5%
Pennsylvania			3.4%	15.5%	3.4%	14.0%	3.3%	10.8%
New Jersey			3.3%	24.1%	3.2%	21.6%	3.2%	14.2%
Washington			3.2%	16.5%	3.2%	14.4%	3.1%	8.1%

	2009				2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
As a Percentage of Primary Risk in Force - loan to value ratios
High LTV (above 97% LTV’s)	20.4%	20.5%	20.6%	20.8%	21.5%	22.6%	24.0%	24.4%
95.01% to 97% LTV’s	4.0%	4.1%	4.1%	4.1%	4.1%	4.0%	3.9%	3.8%
90.01% to 95% LTV’s	30.5%	30.4%	30.3%	30.2%	29.9%	29.4%	29.3%	29.4%
85.01% to 90% LTV’s	38.1%	38.0%	37.9%	37.8%	37.5%	36.9%	35.7%	35.3%
85% and below	7.0%	7.0%	7.1%	7.1%	7.0%	7.1%	7.1%	7.1%
As a Percentage of Primary Risk in Force:
Less-than-A quality (FICO scores below 620)	6.8%	6.8%	6.8%	6.9%	7.1%	7.4%	7.7%	7.9%
Less-than-A quality (FICO scores below 575) (A)	1.7%	1.8%	1.8%	1.8%	1.8%	1.9%	2.0%	2.1%
Alt-A Loans:
With FICO scores of 660 and above	14.8%	15.0%	15.3%	15.7%	16.3%	17.4%	19.0%	19.4%
With FICO scores below 660 and above 619	2.2%	2.3%	2.3%	2.3%	2.5%	2.6%	2.9%	3.0%

Total Alt-A Loans	17.0%	17.3%	17.6%	18.0%	18.8%	20.0%	21.9%	22.4%
ARMs (B)	9.3%	9.5%	9.7%	9.9%	10.3%	11.0%	11.6%	12.1%
Interest Only (C)	10.9%	11.0%	11.1%	11.3%	11.8%	12.5%	13.8%	14.0%
Payment Option ARMs	3.1%	3.1%	3.2%	3.3%	3.4%	3.6%	3.7%	3.7%

(A)	Less-than-A quality loans with FICO scores below 575 is a subset of PMI’s less-than-A quality loan portfolio.

(B)	Approximately 0.9% and 0.6% of RIF are subject to initial payment adjustment in 2009 and 2010, respectively.

(C)	Approximately 95.2% and 95.5% of interest only loans written in 2008 and 2009, respectively, have an initial deferral period of 5 years or greater.

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS DEFAULT INFORMATION

	2009					2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(Dollars in millions, except claim size)					(Dollars in millions, except claim size)
Primary loans, defaults and default rates
Primary policies in force	705,417	725,029	745,551	768,441	705,417	775,841	776,544	781,867	794,323	775,841
Primary loans in default	150,925	141,261	126,431	117,503	150,925	109,580	93,670	80,895	69,718	109,580
Primary default rate	21.40%	19.48%	16.96%	15.29%	21.40%	14.12%	12.06%	10.35%	8.78%	14.12%
Flow only default rate	20.18%	18.26%	15.81%	14.14%	20.18%	13.00%	10.93%	9.26%	7.57%	13.00%
Structured transactions only default rate	28.80%	26.87%	23.83%	22.16%	28.80%	20.70%	18.41%	16.25%	15.14%	20.70%
Pool default rate	22.30%	20.86%	19.46%	17.69%	22.30%	15.54%	12.74%	10.76%	9.20%	15.54%
Primary default rates by loan type
Alt-A loans	43.92%	41.28%	37.52%	34.79%	43.92%	30.56%	25.79%	21.67%	17.47%	30.56%
Less than A quality loans	40.78%	37.96%	33.61%	30.94%	40.78%	30.81%	27.25%	23.27%	20.74%	30.81%
Above 97s	28.71%	26.03%	22.36%	19.85%	28.71%	18.28%	15.23%	12.39%	10.18%	18.28%
ARMs (excluding 2/28 Hybrid ARMs)	42.96%	40.50%	37.32%	35.09%	42.96%	32.00%	27.40%	23.41%	19.03%	32.00%
2/28 Hybrid ARMs	54.29%	52.87%	50.41%	49.95%	54.29%	48.46%	47.38%	45.38%	42.95%	48.46%
Payment option ARMs	53.09%	50.75%	47.01%	43.78%	53.09%	38.87%	32.60%	26.72%	19.59%	38.87%
Interest Only	43.82%	40.78%	36.49%	33.41%	43.82%	28.62%	23.53%	19.25%	15.04%	28.62%
Primary Delinquent Roll Forward
Beginning delinquent inventory	141,261	126,431	117,503	109,580	109,580	93,670	80,895	69,718	63,197	63,197
Plus: New notices	37,937	41,466	38,129	43,491	161,023	47,268	42,055	38,733	35,645	163,701
Less: Cures	(20,769)	(20,264)	(22,104)	(28,915)	(92,052)	(24,021)	(22,294)	(22,150)	(24,891)	(93,356)
Less: Paids (A)	(6,026)	(4,299)	(5,010)	(4,613)	(19,948)	(5,044)	(4,371)	(4,329)	(3,722)	(17,466)
Less: Rescissions	(1,478)	(2,073)	(2,087)	(2,040)	(7,678)	(2,293)	(2,615)	(1,077)	(511)	(6,496)
Ending delinquent inventory	150,925	141,261	126,431	117,503	150,925	109,580	93,670	80,895	69,718	109,580
Claims paid
Primary claims paid - flow	$204.6	$144.6	$129.8	$136.7	$615.7	$143.7	$130.1	$117.2	$93.0	$484.0
Primary claims paid - structured transactions	61.9	43.7	47.3	65.3	218.2	79.7	76.9	71.8	59.9	288.3
Ceded claims, supplemental and other (16)	(56.2)	(29.8)	(21.8)	(21.3)	(129.1)	(18.1)	(29.4)	(0.2)	0.7	(47.0)

Total primary claims paid	210.3	158.5	155.3	180.7	704.8	205.3	177.6	188.8	153.6	725.3
Total pool and other	293.5	268.8	31.0	25.9	619.2	19.2	22.5	3.9	9.0	54.6

Total claims paid	503.8	427.3	186.3	206.6	1,324.0	224.5	200.1	192.7	162.6	779.9
Loss adjustment expenses	14.3	11.6	12.8	9.6	48.3	11.6	10.2	6.1	6.2	34.1

Total claims paid including loss adjustment expenses	$518.1	$438.9	$199.1	$216.2	$1,372.3	$236.1	$210.3	$198.8	$168.8	$814.0
Average primary claim size (in thousands)	$35.4	$36.9	$31.0	$39.2	$35.5	$42.3	$46.5	$43.6	$41.3	$43.5

(A)	Claims paid are net of claim reversals and reinstatements

THE PMI GROUP, INC. AND SUBSIDIARIES

U.S. MORTGAGE INSURANCE OPERATIONS ANALYSIS OF LOSS RESERVES

Loss Reserve Analysis	2009				2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in millions)				(Dollars in millions)
Beginning reserves for losses and LAE,	$3,138.3	$3,185.5	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3	$1,133.1
Reinsurance recoverables	(659.4)	(602.3)	(549.4)	(482.7)	(392.7)	(313.5)	(123.9)	(35.9)

Net balance at beginning of the period	2,478.9	2,583.2	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4	1,097.2
Loss and LAE incurred (principally with respect to defaults occuring in):
Current year	432.8	375.2	374.1	370.6	473.8	393.5	480.4	363.2
Prior years	116.6	(40.6)	102.7	9.2	(45.8)	(45.3)	72.1	173.8

Total incurred	549.4	334.6	476.8	379.8	428.0	348.2	552.5	537.0
Loss and LAE payments (principally with respect to defaults occuring in):
Current year	(180.9)	(121.2)	(4.3)	(2.6)	(72.7)	(22.7)	(5.4)	(0.1)
Prior years	(337.3)	(317.7)	(194.7)	(213.6)	(170.5)	(187.6)	(193.4)	(168.7)

Total payments	(518.2)	(438.9)	(199.0)	(216.2)	(243.2)	(210.3)	(198.8)	(168.8)
Net ending balance	2,510.1	2,478.9	2,583.2	2,305.4	2,141.8	1,957.0	1,819.1	1,465.4
Reinsurance recoverables (A)	703.6	659.4	602.3	549.4	482.7	392.7	313.5	123.9

Ending reserves for losses and LAE	$3,213.7	$3,138.3	$3,185.5	$2,854.8	$2,624.5	$2,349.7	$2,132.6	$1,589.3

Loss Reserves by Book Year		12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	12/31/2007	12/31/2006
		(Dollars in thousands)				(Dollars in thousands)
2002 and prior		$135,572	$127,098	$117,670	$128,501	$137,136	$117,987	$103,053
2003		144,066	131,432	115,439	115,725	118,672	87,713	65,107
2004		194,421	210,726	192,493	172,624	166,420	119,017	76,606
2005		450,343	499,670	534,897	437,354	406,224	238,077	83,339
2006		850,322	847,254	1,008,011	872,408	774,871	345,918	38,077
2007		1,214,096	1,137,081	1,067,259	1,007,037	928,065	224,368	—
2008		220,657	182,536	148,482	120,973	93,116	—	—
2009		4,258	2,464	1,237	175	—	—	—

Total Loss Reserves		$3,213,735	$3,138,261	$3,185,488	$2,854,797	$2,624,504	$1,133,080	$366,182

	12/31/2009		9/30/2009		6/30/2009		3/31/2009		12/31/2008
	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE	Loans in Default	Reserve for Losses and LAE
	(Dollars in millions)
Primary insurance	150,925	$2,931.1	141,261	$2,694.4	126,431	$2,560.4	117,503	$2,445.2	109,580	$2,340.0
Pool insurance (11)	51,104	261.8	52,158	421.2	57,121	602.3	53,807	386.7	50,770	261.6
Surety (B)	—	20.8	—	22.7	—	22.8	—	22.9	—	22.9

Total	202,029	$3,213.7	193,419	$3,138.3	183,552	$3,185.5	171,310	$2,854.8	160,350	$2,624.5

(A)	Reinsurance recoverables includes captive reinsurance agreements and other reinsurance recoverables.

(B)	Reserve for losses and LAE relates to loss reserves on PMI Guaranty’s surety business with FGIC which was commuted and merged into the Company’s U.S. Mortgage Insurance Operations in the fourth quarter of 2008.

THE PMI GROUP, INC. AND SUBSIDIARIES

CMG MORTGAGE INSURANCE COMPANY STATISTICAL INFORMATION

	2009					2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(Dollars in millions, except claims paid and claim size)					(Dollars in millions, except claims paid and claim size)
Primary new insurance written	$321	$489	$1,052	$1,630	$3,492	$1,148	$1,466	$1,877	$1,353	$5,844
Primary insurance in force	$21,952	$22,315	$22,645	$22,665	$21,952	$22,015	$21,446	$20,627	$19,530	$22,015
Primary risk in force	$5,350	$5,444	$5,533	$5,569	$5,350	$5,465	$5,334	$5,137	$4,871	$5,465
Policies in force	136,519	139,073	141,448	142,541	136,519	140,128	137,979	134,451	129,032	140,128
Primary loans in default	7,315	6,479	5,550	4,480	7,315	3,565	2,795	2,157	1,832	3,565
Primary default rate	5.36%	4.66%	3.92%	3.14%	5.36%	2.54%	2.03%	1.60%	1.42%	2.54%
Persistency	83.9%	83.9%	84.1%	84.7%	83.9%	85.4%	84.1%	82.6%	81.6%	85.4%
Primary claims paid (in thousands)	$16,036	$15,159	$12,857	$10,703	$54,755	$8,432	$5,929	$6,051	$4,033	$24,445
Number of primary claims paid	384	345	294	235	1,258	232	169	173	118	692
Average primary claim size (in thousands)	$41.8	$43.9	$43.7	$45.5	$43.5	$36.3	$35.1	$35.0	$34.2	$35.3

THE PMI GROUP, INC. AND SUBSIDIARIES

INTERNATIONAL OPERATIONS SEGMENT (7) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009					2008
Income Statement Components - Quarter Ended	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Net premiums written	$(7,298)	$(80)	$(496)	$546	$(7,328)	$1,875	$2,577	$6,093	$7,688	$18,233

Revenues
Premiums earned	$1,962	$3,031	$3,415	$2,472	$10,880	$3,192	$3,776	$3,769	$3,205	$13,942
Net gains (losses) from credit default swaps	7,574	9,248	7,003	7,756	31,581	(11,714)	(9,911)	9,550	800	(11,275)
Net investment income (loss)	1,603	(849)	(540)	4,860	5,074	850	3,858	3,762	4,767	13,237
Net realized investment (losses) gains	(795)	94	(271)	(1,765)	(2,737)	(1,237)	1,885	(480)	(231)	(63)
Other income (loss)	1	7	14	(35)	(13)	(23)	(23)	23	28	5

Total revenues (expenses)	10,345	11,531	9,621	13,288	44,785	(8,932)	(415)	16,624	8,569	15,846

Losses and expenses
Losses and loss adjustment expenses	6,766	2,185	4,012	3,101	16,064	6,447	34,488	3,589	19,020	63,544
Amortization of deferred policy acquisition costs	1,588	314	321	320	2,543	383	1,568	403	345	2,699
Other underwriting and operating expenses (3)	2,308	2,073	3,909	2,791	11,081	12,216	13,048	7,658	6,981	39,903

Total losses and expenses	10,662	4,572	8,242	6,212	29,688	19,046	49,104	11,650	26,346	106,146

(Loss) income from continuing operations before income taxes	(317)	6,959	1,379	7,076	15,097	(27,978)	(49,519)	4,974	(17,777)	(90,300)
Income tax expense (benefit) from continuing operations	2,609	(20,431)	14,831	346	(2,645)	2,242	(3,510)	340	(2,336)	(3,264)

(Loss) income from continuing operations	(2,926)	27,390	(13,452)	6,730	17,742	(30,220)	(46,009)	4,634	(15,441)	(87,036)
Income (loss) from discontinued operations, net of taxes	—	—	—	—	—	1,914	(51)	26,469	33,217	61,549
(Loss) gain on sale from discontinued operations, net of taxes	—	(5,312)	7	(30)	(5,335)	1,741	(80,490)	—	—	(78,749)

Net (loss) income	$(2,926)	$22,078	$(13,445)	$6,700	$12,407	$(26,565)	$(126,550)	$31,103	$17,776	$(104,236)

Loss ratio, expense ratio and combined ratio for the International Operations segement are not meaningful due to the sale of PMI Australia and PMI Asia, which were classified as discontinued operations.

Balance Sheet Components - As of Quarter End	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)				(U.S. dollars in thousands)
Assets
Investments:
Fixed income and equity securities	$143,622	$145,628	$124,312	$97,521	$139,804	$158,171	$285,814	$288,047
Cash and cash equivalents	47,353	75,941	103,065	134,011	124,518	164,276	64,566	61,732
Reinsurance recoverables	—	—	—	—	—	953	1,066	1,068
Deferred policy acquisition costs	—	1,589	1,823	2,027	2,474	2,945	4,965	5,006
Property, equipment and software, net of accumulated depreciation and amortization	27	38	52	688	948	1,709	1,901	2,065
Other assets (liabilities)	11,755	12,405	(4,298)	10,620	14,424	18,596	15,815	16,837
Assets - discontinued operations - held for sale	—	—	—	—	—	1,324,795	1,618,497	1,522,347

Total assets	$202,757	$235,601	$224,954	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

Liabilities
Reserve for losses and loss adjustment expenses	$36,365	$36,766	$49,884	$61,065	$84,782	$90,856	$62,664	$60,736
Unearned premiums	10,328	19,797	21,946	24,522	25,449	27,296	31,660	29,378
Other liabilities	38,483	58,908	64,217	64,623	78,436	63,124	48,915	52,694
Liabilities - discontinued operations - held for sale	—	—	—	—	—	543,830	615,441	576,681

Total liabilities	85,176	115,471	136,047	150,210	188,667	725,106	758,680	719,489

Shareholders’ equity	117,581	120,130	88,907	94,657	93,501	946,339	1,233,944	1,177,613

Total liabilities and shareholders’ equity	$202,757	$235,601	$224,954	$244,867	$282,168	$1,671,445	$1,992,624	$1,897,102

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE QUARTERLY FINANCIAL INFORMATION

	2009					2008
Income Statement Components - Quarter Ended	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(U.S. dollars in thousands, unless otherwise noted)					(U.S. dollars in thousands, unless otherwise noted)
Net premiums written	$(7,268)	$(80)	$(496)	$546	$(7,298)	$1,875	$2,577	$6,093	$5,368	$15,913

Revenues
Premiums earned	$1,765	$2,904	$3,262	$2,373	$10,304	$3,051	$3,598	$3,660	$3,156	$13,465
Net gains (losses) from credit default swaps	7,574	9,248	7,003	7,756	31,581	(11,714)	(9,911)	9,550	800	(11,275)
Net investment income (loss)	1,359	(758)	(375)	4,673	4,899	282	3,221	2,971	3,972	10,446
Net realized investment (losses) gains	(560)	100	66	(1,314)	(1,708)	(4,377)	874	(480)	(231)	(4,214)

Total revenues (expenses)	10,138	11,494	9,956	13,488	45,076	(12,758)	(2,218)	15,701	7,697	8,422

Losses and expenses
Losses and loss adjustment expenses	5,429	1,950	3,814	2,943	14,136	6,288	34,386	3,589	18,975	63,238
Amortization of deferred policy acquisition costs	1,409	279	283	298	2,269	311	1,565	401	345	2,622
Other underwriting and operating expenses (3)	2,069	1,836	3,685	2,436	10,026	6,069	9,813	5,587	4,633	26,102

Total losses and expenses	8,907	4,065	7,782	5,677	26,431	12,668	45,764	9,577	23,953	91,962

Income (loss) before income taxes	1,231	7,429	2,174	7,811	18,645	(25,426)	(47,982)	6,124	(16,256)	(83,540)
Income tax expense (benefit)	2,608	(20,430)	16,284	346	(1,192)	2,255	(3,510)	340	(2,336)	(3,251)

Net (loss) income	$(1,377)	$27,859	$(14,110)	$7,465	$19,837	$(27,681)	$(44,472)	$5,784	$(13,920)	$(80,289)

Net (loss) income (Euros in thousands)	€(1,295)	€20,494	€(10,693)	€5,715	€14,221	€(20,011)	€(29,410)	€3,704	€(8,857)	€(54,574)

Loss ratio, expense ratio and combined ratio for PMI Europe are not meaningful.

Balance Sheet Components - As of Quarter End	12/31/2009	9/30/2009	6/30/2009	3/31/2009		12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(U.S. dollars in thousands)					(U.S. dollars in thousands)
Assets
Investments:
Fixed income securities	$129,355	$131,439	$110,107	$96,586		$136,856	$145,746	$220,099	$222,364
Cash and cash equivalents	42,695	70,751	100,102	117,336		107,420	109,440	58,256	53,765
Reinsurance recoverables	—	—	—	—		—	954	1,066	1,068
Deferred policy acquisition costs	—	1,412	1,627	1,811		2,228	2,580	4,581	4,623
Property, equipment and software, net of accumulated depreciation and amortization	27	38	52	688		948	1,165	1,269	1,372
Other assets (liabilities)	11,269	11,763	(8,462)	10,581		14,332	18,279	15,287	15,837

Total assets	$183,346	$215,403	$203,426	$227,002		$261,784	$278,164	$300,558	$299,029

Liabilities
Reserve for losses and loss adjustment expenses	$35,957	$35,874	$49,281	$60,637		$84,503	$90,715	$62,620	$60,692
Unearned premiums	9,234	18,497	20,629	23,167		23,948	25,417	29,521	27,140
Other liabilities	36,820	58,584	61,981	64,220		76,814	61,269	47,284	50,432

Total liabilities	82,011	112,955	131,891	148,024		185,265	177,401	139,425	138,264

Shareholders’ equity	101,335	102,448	71,535	78,978		76,519	100,763	161,133	160,765

Total liabilities and shareholders’ equity	$183,346	$215,403	$203,426	$227,002		$261,784	$278,164	$300,558	$299,029

THE PMI GROUP, INC. AND SUBSIDIARIES

PMI EUROPE STATISTICAL INFORMATION

	2009					2008
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total (15)	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total (15)
	(U.S. dollars in millions, except claims paid)					(U.S. dollars in millions, except claims paid)
New insurance written	$—	$—	$—	$—	$—	$172	$90	$129	$95	$486
New reinsurance written	$—	$—	$—	$—	$—	$—	$—	$3,627	$1,934	$5,561
Insurance in force	$14,071	$36,289	$39,196	$41,552	$14,071	$46,290	$55,143	$62,422	$63,103	$46,290
Risk in force	$4,876	$5,252	$6,812	$6,611	$4,876	$7,367	$7,972	$9,182	$9,628	$7,367
Claims paid including credit default swaps (in thousands)	$4,023	$18,675	$19,676	$23,570	$65,944	$11,988	$2,461	$3,593	$3,562	$21,604

THE PMI GROUP, INC. AND SUBSIDIARIES

CORPORATE AND OTHER SEGMENT (8) RESULTS OF OPERATIONS AND BALANCE SHEETS

	2009					2008
Income Statement Components - Quarter Ended	12/31/2009	9/30/2009	6/30/2009	3/31/2009	Total	12/31/2008	9/30/2008	6/30/2008	3/31/2008	Total
	(Dollars in thousands)					(Dollars in thousands)
Net premiums written	$—	$(1)	$—	$5	$4	$10	$12	$5	$8	$35

Revenues
Premiums earned	$2	$4	$7	$8	$21	$11	$10	$11	$12	$44
Net investment income	309	351	727	1,975	3,362	2,410	3,136	2,757	1,942	10,245
Net realized investment losses	—	(1)	—	(18)	(19)	(1)	(988)	(3)	(11)	(1,003)
Change in fair value of certain debt instruments (1)	34,000	3,125	(39,079)	18,476	16,522	11,647	66,283	16,957	28,708	123,595
Impairment of unconsolidated subsidiaries (2)	—	—	—	—	—	—	(2,887)	—	(87,981)	(90,868)
Other income	—	5	105	2,269	2,379	1,739	2,186	3,319	3,243	10,487

Total revenues (expenses)	34,311	3,484	(38,240)	22,710	22,265	15,806	67,740	23,041	(54,087)	52,500

Losses and expenses
Other underwriting and operating expenses (income)	7,202	2,059	3,062	3,710	16,033	(5,847)	21,731	21,145	18,283	55,312
Interest expense	10,081	9,326	11,715	11,836	42,958	11,284	11,370	9,883	8,331	40,868

Total losses and expenses	17,283	11,385	14,777	15,546	58,991	5,437	33,101	31,028	26,614	96,180

Income (loss) before equity in (losses) earnings from unconsolidated subsidiaries and income taxes	17,028	(7,901)	(53,017)	7,164	(36,726)	10,369	34,639	(7,987)	(80,701)	(43,680)
Equity in (losses) earnings from unconsolidated subsidiaries	(135)	(109)	(171)	(152)	(567)	(6,647)	9,188	(24,442)	(36,357)	(58,258)

Income (loss) before income taxes	16,893	(8,010)	(53,188)	7,012	(37,293)	3,722	43,827	(32,429)	(117,058)	(101,938)
Income tax expense (benefit)	165	(3,320)	(19,790)	1,437	(21,508)	(19,599)	10,012	(2,684)	940	(11,331)

Income (loss) from continuing operations	$16,728	$(4,690)	$(33,398)	$5,575	$(15,785)	$23,321	$33,815	$(29,745)	$(117,998)	$(90,607)
(Loss) income from discontinued operations, net of taxes	—	—	—	—	—	(1,507)	437	(21,785)	(1,265)	(24,120)

Net income (loss)	$16,728	$(4,690)	$(33,398)	$5,575	$(15,785)	$21,814	$34,252	$(51,530)	$(119,263)	$(114,727)

Balance Sheet Components - As of Quarter End	12/31/2009	9/30/2009	6/30/2009	3/31/2009		12/31/2008	9/30/2008	6/30/2008	3/31/2008
	(Dollars in thousands)					(Dollars in thousands)
Assets
Investments:
Fixed income securities	$15,839	$16,053	$15,606	$117,718		$135,230	$134,839	$167,687	$215,513
Equity securities: common	—	—	—	—		—	—	21,084	22,344
Short term investments	1,210	1,210	1,300	1,300		1,300	1,300	1,300	1,300

Total investments	$17,049	$17,263	$16,906	$119,018		$136,530	$136,139	$190,071	$239,157
Cash and cash equivalents	71,717	69,491	86,798	135,952		119,305	148,879	254,055	47,633
Investments in unconsolidated subsidiaries	14,949	14,999	15,064	15,170		15,295	21,813	15,646	41,491
Deferred policy acquisition costs	—	—	—	—		—	—	—	3,600
Property, equipment and software, net of accumulated depreciation and amortization	66,260	73,146	73,827	74,927		76,033	77,136	78,204	78,801
Other assets	60,310	12,891	44,282	32,365		43,844	43,133	61,683	16,144

Total assets	$230,285	$187,790	$236,877	$377,432		$391,007	$427,100	$599,659	$426,826

Liabilities
Reserve for losses and loss adjustment expenses	$—	$—	$—	$—		$—	$22,900	$7,241	$(878)
Unearned premiums	3	5	9	16		20	21	838	6,357
Debt	389,991	417,757	427,116	457,054		481,764	532,177	604,694	414,378
Other assets	(8,303)	(60,656)	(22,651)	(22,268)		(25,316)	(12,820)	(4,225)	(37,189)

Total liabilities	381,691	357,106	404,474	434,802		456,468	542,278	608,548	382,668

Shareholders’ (deficit) equity	(151,406)	(169,316)	(167,597)	(57,370)		(65,461)	(115,178)	(8,889)	44,158

Total liabilities and shareholders’ deficit / equity	$230,285	$187,790	$236,877	$377,432		$391,007	$427,100	$599,659	$426,826